Exhibit 10.56
THE HUNTINGTON NATIONAL BANK
Second Amended and Restated Promissory Note
(D Note)

$10,000,000	March 31, 2008 (the “Effective Date”)
RECITALS
     WHEREAS, each of the borrowers set forth on Schedule 1 attached to the Forbearance Agreement (as defined below) (individually a “Borrower” and collectively, “Borrowers”) has executed and delivered that certain Forbearance Agreement and Amendment to Credit Agreements, dated as of December 31, 2007, by and among Franklin Credit Management Corporation (“FCMC”), Borrowers, and The Huntington National Bank, successor by merger to Sky Bank (“Bank”), (as amended, restated, modified or otherwise supplemented from time to time, herein the “Forbearance Agreement”), and Borrowers and Bank desire to amend and restate a certain Amended and Restated Promissory Note (D Note) dated December 28, 2007, in the original principal sum of $5,000,000 (the “Existing Note”); and
     WHEREAS, Borrowers and Bank intend that (i) this Second Amended and Restated Promissory Note (D Note) (this “Note”) will not constitute a novation, (ii) this Note will amend and restate the indebtedness, obligations and liabilities under the Existing Note, and (iii) from and after the Effective Date, the Existing Note shall be of no force or effect, except to evidence the incurrence of Borrowers’ obligations thereunder; and
     WHEREAS, Borrowers and Bank acknowledge and agree that this Note is the amended and restated promissory note intended to evidence the indebtedness in respect to the Tranche D Advances;
     NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers hereby jointly and severally agree as follows:
PROMISE TO PAY
     FOR VALUE RECEIVED, each of Borrowers, jointly and severally, promises to pay to the order of Bank, at 10 East Main Street, Salineville, Ohio 43945, or such other address as Bank in writing shall provide to FCMC (as defined below), the sum of Ten Million and 00/100 Dollars ($10,000,000) (the “Principal Sum”), or if less, the aggregate unpaid principal amount of all Tranche D Advances made by Bank to the Borrowers, together with interest as hereinafter provided and payable at the times and in the manner hereinafter provided. All payments made with respect to this Note shall be made to Bank in immediately available funds.

     This Note is issued pursuant to, and/or is entitled to the benefits of, the Forbearance Agreement; the Credit Agreements; and the Loan Documents.
     This Note amends and restates in its entirety the Existing Note issued by Borrowers (other than the Additional Subsidiaries) to Bank. As of the Effective Date, the Existing Note shall be amended and restated in its entirety by this Note, and the Existing Note shall thereafter be of no further force and effect except to evidence the incurrence of Borrowers’ obligations thereunder. It is expressly understood and agreed by the parties hereto that this Note is not intended to constitute a novation of the obligations and liabilities of Borrowers under any Credit Agreement or the Existing Note and is not a payment of any amounts due from any Borrower.
     The proceeds of the indebtedness evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this Note and prior to maturity. Each such advance shall be made to Borrowers upon receipt by Bank of the application by a Borrower therefor and disbursement instructions, shall be in such form as Bank shall from time to time prescribe. Bank shall be entitled to rely on any oral or telephonic communication requesting an advance or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by Bank to be a Borrower, or the authorized agent of a Borrower. Borrowers agree that all advances made by Bank will be evidenced by entries made by Bank into its electronic data processing system and/or internal memoranda maintained by Bank. Borrowers further agree that the sum or sums shown on the most recent printout from Bank’s electronic data processing system and/or on such memoranda shall be conclusive and binding evidence (absent manifest error) of the amount of the Principal Sum and of the amount of any accrued interest.
INTEREST
     (a) Interest shall be calculated and will accrue on the unpaid balance of the Principal Sum at the applicable Interest Rates as provided in the Forbearance Agreement.
     (b) The books and records of Bank, absent manifest error, shall constitute binding and conclusive evidence of the principal balance of the outstanding Principal Sum and other amounts outstanding hereunder, and the date and amount of each payment of principal and interest and applicable Interest Rates and other information with respect thereto.
MANNER OF PAYMENT; PRINCIPAL BALANCE
     (a) The entire unpaid balance of the Principal Sum (including, without limitation, all indebtedness in respect to Letters of Credit) shall be due and payable on the Tranche D Termination Date, and at maturity, whether by demand, acceleration or otherwise.
     (b) In addition to any other amounts due and payable under this Note, Borrowers shall deliver to Bank any other amounts due and payable from time to time under the Forbearance Agreement in respect to the Tranche D Advances and Tranche D Note.

2

SECURITY
     This Note is secured by the security interests, assignments, and mortgages granted or referenced in the Credit Agreements, the Forbearance Agreement, and the Loan Documents.
DEFAULT
     If a Forbearance Default has occurred and is continuing, Borrowers shall be obligated to pay Bank interest on the outstanding Principal Sum at the Post-Default Rate (as defined in the Forbearance Agreement). Additionally, upon the occurrence and continuation of a Forbearance Default, the unpaid balance of Principal Sum and all accrued interest may be declared to be due and payable all in the manner, upon the conditions and with the effect provided in the Forbearance Agreement.
GENERAL PROVISIONS
     Each Borrower is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by Bank under this Note, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each Borrower to accept joint and several liability for all indebtedness, obligations and liabilities evidenced by this Note. Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, as a surety and as a co-debtor, joint and several liability with each other Borrower, with respect to the payment and performance of all of the indebtedness, obligations and liabilities evidenced by this Note, it being the intention of the parties hereto that all of the indebtedness, obligations and liabilities evidenced by this Note shall be the joint and several obligations of each Borrower without preferences or distinction among them. The obligations of each Borrower under this paragraph shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower. The joint and several liability of each Borrower hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any other Borrower or Bank. The provisions of this paragraph are made for the benefit of Bank and its respective successors and assigns, and may be enforced by it from time to time against any or all Borrowers as often as occasion therefore may arise and without requirement on the part of Bank (or its successors or assigns), first to marshal any of its claims or to exercise any of its rights against any other Borrower or to exhaust any remedies available to it against any other Borrower hereunder or to elect any other remedy. The provisions of this paragraph shall remain in effect until all of the indebtedness, obligations and liabilities evidenced by this Note shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect to any indebtedness, obligations or liabilities evidenced by this Note, is rescinded or must otherwise be restored or returned by Bank for any reason, the provisions of this paragraph will forthwith be reinstated in effect, as though such payment had not been made. The obligations of each Borrower under this paragraph constitute the absolute and unconditional, full recourse

3

obligations of each Borrower enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Note or any other circumstances whatsoever. Each Borrower, and any indorser, surety, or guarantor, hereby jointly and severally waives notice of acceptance of its joint and several liability, presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, waives the defenses of impairment of collateral for the obligation evidenced hereby, impairment of a person against whom Bank has any right of recourse, and any defenses of any accommodation maker and consent that without discharging any of them, the time of payment and any other provision of this Note may be extended or modified an unlimited number of times before or after maturity without notice to Borrowers. Each Borrower jointly and severally agrees that it will pay the obligations evidenced hereby, irrespective of any action or lack of action on Bank’s part in connection with the acquisition, perfection, possession, enforcement, disposition, or modification of all the obligations evidenced hereby or any and all security therefore, and no omission or delay on Bank’s part in exercising any right against, or taking any action to collect from or pursue Bank’s remedies against any party hereto will release, discharge, or modify the duties of Borrowers, or any of them, to make payments hereunder. Each Borrower agrees that Bank, without notice to or further consent from any Borrower, may release or modify any collateral, security, guaranty or other document now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Borrowers, or any of them, hereunder. Each Borrower waives any claim or other right which it might now have or hereafter acquire against any other person or entity that is primarily or contingently liable on the obligations that arise from the existence or performance of each Borrower’s obligations under this Note, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Bank or any collateral security which Bank now has or hereafter acquires, whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.
     No reference herein to the Credit Agreements, the Forbearance Agreement, or the Loan Documents shall alter or impair the obligations of each Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place and at the respective times herein prescribed. Each Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees and disbursements incurred in the collection and enforcement of this Note or any appeal of a judgment rendered thereon.
     Capitalized terms used herein, but not defined herein, shall have the meanings subscribed to such terms as set forth in the Forbearance Agreement.
     The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.
[SIGNATURE PAGE FOLLOWS]

4

     IN WITNESS WHEREOF, this Note is effective as of the date first appearing above notwithstanding the date it is actually executed.

BORROWERS:

Each Borrower listed on Schedule 1 attached hereto:

By:	/s/ Alexander Gordon Jardin
Name: Alexander Gordon Jardin Title: Chief Executive Officer, as an authorized officer of, and on behalf of, each such Borrower listed on Schedule 1 attached hereto
THE OBLIGATIONS OF THE BORROWERS UNDER THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE ARE GUARANTEED BY FRANKLIN CREDIT MANAGEMENT CORPORATION PURSUANT TO A GUARANTY DATED DECEMBER 28, 2007 IN FAVOR OF THE HUNTINGTON NATIONAL BANK.
REAFFIRMATION AND CONSENT OF GUARANTOR
     The undersigned (“Guarantor”), being a guarantor of the indebtedness of Borrowers party to a certain Forbearance Agreement and Amendment to Credit Agreements, dated as of December 28, 2007, by and among Guarantor, Borrowers, and The Huntington National Bank, successor by merger to Sky Bank (“Bank”), pursuant to one or more certain guaranty agreements in favor of Bank, hereby (i) consents and agrees to be bound by the terms, conditions and execution of the above Second Amended and Restated Promissory Note, (ii) reaffirms each warranty, representation, covenant and agreement made by such Guarantor in one or more guaranty agreements executed and delivered to Bank, and (iii) agrees that such Guarantor’s rights and obligations shall be continuing as provided in each such guaranty agreements and that said guaranty agreements shall remain as written originally and continue in full force and effect in all respects.

FRANKLIN CREDIT MANAGEMENT CORPORATION

By: Name:	/s/ Thomas J. Axon Thomas J. Axon
Title:	President
Signature Page to Second Amended and Restated Promissory Note (D Note)

SCHEDULE 1	Franklin Subsidiaries
FCMC 2000 B CORP.
FCMC 2000 C CORP.
FCMC 2000 D CORP.
FCMC 2001 A CORP.
FCMC 2001 B CORP
FCMC 2001 C CORP.
FCMC 2001 D CORP.
FCMC 2001 E CORP.
FCMC 2001 F CORP.
FCMC 2002 A CORP.
FCMC 2002 B CORP.
FCMC 2002 C CORP.
FCMC 2002 D CORP.
FCMC 2002 E CORP.
FCMC 2002 F CORP.
FCMC 2002 G CORP.
FCMC 2002 H CORP.
FCMC 2003 A CORP.
FCMC 2003 B CORP.
FCMC 2003 C CORP.
FCMC 2003 D CORP.
FCMC 2003 E CORP.
FCMC 2003 F CORP.
FCMC 2003 G CORP.
FCMC 2003 H CORP.
FCMC 2003 I CORP.
FCMC 2003 J CORP.
FCMC 2003 K CORP.
FCMC 2004 A CORP
FCMC 2004 B CORP.
FCMC 2004 C CORP.
FCMC 2004 D CORP.
FCMC 2004 E CORP.
FCMC 2004 F CORP.
FCMC 2004 G CORP.
FCMC 2004 H CORP.
FCMC 2004 I CORP.
FCMC 2004 J CORP.
FCMC 2004 K CORP.
FCMC 2004 L CORP.
FCMC 2004 M CORP.
FCMC 2005 A CORP.
FCMC 2005 B CORP.
FCMC 2005 C CORP.
FCMC 2005 D CORP.
FCMC 2005 E CORP.

SCHEDULE 1	Franklin Subsidiaries
FCMC 2005 F CORP.
FCMC 2005 G CORP.
FCMC 2005 H CORP.
FCMC 2005 I CORP.
FCMC B-ONE 2004 A CORP.
FCMC B-ONE 2004 B CORP.
FCMC B-ONE 2004 C CORP.
FCMC B-ONE 2004 D CORP.
FCMC B-ONE 2004 E CORP.
FCMC B-ONE 2004 F CORP.
FLOW 2000A CORP.
FLOW 2000B CORP.
FLOW 2000C CORP.
FLOW 2000D CORP.
FLOW 2000E CORP.
FLOW 2000F CORP.
FLOW 2001 A CORP.
FLOW 2001 B CORPORATION
FLOW 2001 C CORPORATION
FLOW 2001 D CORP
FLOW 2001 E CORPORATION
FLOW 2001 F CORPORATION
FLOW 2001 G CORPORATION
FLOW 2001 H CORP.
FLOW 2001 I CORP.
FLOW 2001 J CORP.
FLOW 2001 K CORP
FLOW 2001 L CORP.
FLOW 2002 A CORP.
FLOW 2002 B CORP.
FLOW 2002 C CORP.
FLOW 2002 D CORP.
FLOW 2002 E CORP.
FLOW 2002 F CORP.
FLOW 2002 G CORP.
FLOW 2002 H CORP.
FLOW 2002 I CORP.
FLOW 2002 J CORP.
FLOW 2002 K CORP.
FLOW 2002 L CORP.
FLOW 2003 A CORP.
FLOW 2003 B CORP.
FLOW 2003 C CORP.
FLOW 2003 D CORP.
FLOW 2003 E CORP.
FLOW 2003 F CORP.

SCHEDULE 1	Franklin Subsidiaries
FLOW 2003 G CORP.
FLOW 2003 H CORP.
FLOW 2003 I CORP.
FLOW 2003 J CORP.
FLOW 2003 K CORP.
FLOW 2003 L CORP.
FLOW 2003 M CORP.
FLOW 2004 A CORP.
FLOW 2004 B CORP.
FLOW 2004 C CORP.
FLOW 2004 D CORP.
FLOW 2004 E CORP.
FLOW 2004 F CORP.
FLOW 2004 G CORP.
FLOW 2004 H CORP.
FLOW 2004 I CORP.
FLOW 2005 A CORP.
FLOW 2005 B CORP.
FLOW 2005 C CORP.
FLOW 2005 D CORP.
FLOW 2005 E CORP.
FLOW 2005 F CORP
FLOW 2005 G CORP
FLOW 2005 H CORP
FLOW 2005 I CORP
FLOW 2005 J CORP
FLOW 99-70 CORP.
FLOW 99-76 CORP.
FLOW 99-88 CORP.
FLOW 99-92 CORP.
CAL SECOND 49 CORPORATION
CAPE 77 CORP.
COAST 56 CORPORATION
COAST 62 CORPORATION
EMERGE 64 CORPORATION
JACKSON UNION 28 CORPORATION
MORGAN 85 CORP.
PANCAL 93 CORP.
PARK 86 CORP.
PARK 94 CORP.
SHELTON 46 CORPORATION
NEW HAVEN 40 CORPORATION
FIRSTGOLD 69 CORP.
ACCU 95 CORP.
ACCU 99 CORP.
ACREDIT 75 CORP.

SCHEDULE 1	Franklin Subsidiaries
ARK 38 CORPORATION
BEACH FUNDING CORP.
BRANFORD 55 CORPORATION
CAPT 47 CORPORATION
CENTURY 78 CORP.
COAST 74 CORP.
COAST 96 CORP.
DAPT 51 CORPORATION
EMGOLD 67 CORP.
EMOD 65 CORP.
EMSEC 66 CORP.
ERICSSON ASSOCIATES INC.
FIRSTCO 80 CORP.
FORT GRANITE 44 CORPORATION
FREE 73 CORP.
FREE 81 CORP.
GARFIELD 48 CORPORATION
GREEN 89 CORP.
GREENWICH FIRST CORPORATION
GREENWICH FUNDING CORPORATION
GREENWICH MANAGEMENT CORPORATION
HARRISON FINANCIAL CORPORATION
HOME FED 57 CORPORATION
IVY CITY 72 CORP.
JERSEY 45 CORPORATION
KEARNY 39 CORPORATION
KEARNY 61 CORPORATION
MADISON 54 CORPORATION
MASS FED 29 CORPORATION
MODGOLD 68 CORP.
NEW HAVEN 53 CORPORATION
NEW HAVEN 63 CORPORATION
NORTH FORK 41 CORPORATION
NY APT. 33 CORPORATION
PAN CAL 98 CORP.
PANCAL 82 CORP.
PARK 97 CORP.
PENN 100B CORP.
PENN 100 CORP.
POINT 91 CORP.
RAPID POINT 60 CORPORATION
ST. PETE 43 CORPORATION
TAMPA 79 CORP.
VANTAGE 90 CORP.
WELL 84 CORP.
WFB 83 CORP.

SCHEDULE 1	Franklin Subsidiaries
STATES 87 CORP.
FCMC 2005 J CORP.
FCMC 2005 K CORP.
FCMC 2005 L CORP.
FCMC 2005 M CORP.
FCMC 2005 N CORP.
FCMC 2005 O CORP.
FCMC 2005 P CORP.
FCMC 2005 Q CORP.
FCMC 2005 R CORP.
FCMC 2005 S CORP.
FCMC 2006 A CORP.
FCMC 2006 B CORP.
FCMC 2006 C CORP.
FCMC 2006 D CORP.
FCMC 2006 E CORP.
FCMC 2006 F CORP.
FCMC 2006 G CORP.
FCMC 2006 H CORP.
FCMC 2006 I CORP.
FCMC 2006 J CORP.
FCMC 2006 K CORP.
FCMC 2006 L CORP.
FCMC 2006 M CORP.
FCMC 2006 N CORP.
FCMC 2006 O CORP.
FCMC 2006 P CORP.
FCMC 2006 Q CORP.
FCMC 2006 R CORP.
FCMC 2006 S CORP.
FCMC 2006 T CORP.
FCMC 2006 U CORP.
FCMC 2006 V CORP.
FCMC 2006 W CORP.
FCMC 2006 X CORP.
FCMC 2006 Y CORP.
FCMC 2006 Z CORP.
FCMC 2007 A CORP.
FCMC 2007 B CORP.
FCMC 2007 C CORP.
FCMC 2007 D CORP.
FCMC 2007 E CORP.
FCMC 2007 F CORP.
FCMC 2007 G CORP.
FCMC 2007 H CORP.
FCMC 2007 H CORP.

SCHEDULE 1	Franklin Subsidiaries
FCMC 2007 I CORP.
FCMC 2007 J CORP.
FCMC 2007 K CORP.
FCMC 2007 L CORP.
FCMC 2007 M CORP.
FCMC 2007 N CORP
FCMC 2007 O CORP.
FCMC 2007 P CORP.
FCMC 2007 Q CORP.
FCMC 2007 R CORP.
FCMC 2007 S CORP.
FCMC 2007 T CORP.
FCMC 2007 U CORP
FCMC 2007 V CORP.
FCMC 2007 W CORP.
FCMC 2007 X CORP.
FCMC 2007 Y CORP.
FCMC 2007 Z CORP
FCMC 2007 AA CORP.
FCMC 2007 AB CORP.
FCMC 2007 AC CORP.
FLOW 2006 A CORP.
FLOW 2006 B CORP.
FLOW 2006 C CORP.
FLOW 2006 D CORP.
FLOW 2006 E CORP.
FLOW 2006 F CORP.
FLOW 2006 G CORP.
FLOW 2006 H CORP.
FLOW 2007 A CORP.
FLOW 2007 B CORP
FLOW 2007 C CORP.
FLOW 2007 D CORP.
RONTEX CORPORATION
SIX HARRISON CORPORATION
HARRISON FIRST CORPORATION
HARRISON FINANCIAL ASSOCIATES, INC.
HARRISON FUNDING CORPORATION
FCMC Corporate Refinance
FLOW PURCHASE 98 CORPORATION
TRIBECA LENDING CORP.
RONTEX 1617 CORPORATION
JUNIPER CORP.
NEWPORT 50 CORPORATION
FORT 100 CORPORATION

SCHEDULE 1	Franklin Subsidiaries
FORT 100 B CORPORATION
SIX HARRISON CORPORATION
HUDSON MANAGEMENT CORPORATION
TRIBECA FUNDING CORPORATION
EMGOLD 57 CORP.
ISLAND 52 CORPORATION
NEW HAVEN 58 CORPORATION
NORWICH 42 CORPORATION
FLOW 2007 E CORP.